COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
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                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS
                             -----------------------

                           $546,000,000 (APPROXIMATE)
                      AFC MORTGAGE LOAN ASSET BACKED NOTES,
                                  SERIES 2000-2


                                SUPERIOR BANK FSB
                                 SELLER/SERVICER


                             AFC TRUST SERIES 2000-2
                                     ISSUER




JUNE 21, 2000

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Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                   1

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                   2

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
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

----------------------------------------------------------------------------------------------------------------------------
                                                           EXPECTED                    LEGAL      EXPECTED
                    CLASS                                  RATINGS          AVG.       FINAL       PAYMENT
    CLASS            SIZE          TRANCHE TYPE            M/S&P/F          LIFE      PAYMENT      WINDOW       LIFE CAP
------------      ------------  ----------------         -----------        ----      -------     ---------     --------
To Call:
1A                $266,000,000  LIBOR Floater (1)        Aaa/AAA/AAA        3.87       6/30        1 - 130       11.10%
2A                $280,000,000  LIBOR Floater (2)        Aaa/AAA/AAA        2.90       6/30        1 - 130       15.50%

To Maturity:
1A                $266,000,000  LIBOR Floater (1)        Aaa/AAA/AAA        4.02       6/30        1 - 216       11.10%
2A                $280,000,000  LIBOR Floater (2)        Aaa/AAA/AAA        2.97       6/30        1 - 205       15.50%
----------------------------------------------------------------------------------------------------------------------------


(1) Subject to the Class 1A Cap Rate with a Class 1A Available Funds Cap Carry Forward Amount.

(2) Subject to the Class 2A Cap Rate with a Class 2A Available Funds Cap Carry Forward Amount.

SERIES:                        AFC Mortgage Loan Asset Backed Notes, Series
                               2000-2
SELLER AND SERVICER:           Superior Bank FSB
INDENTURE TRUSTEE:             LaSalle Bank National Association
OWNER TRUSTEE:                 Wilmington Trust Company
UNDERWRITERS:                  Merrill Lynch, Pierce, Fenner & Smith
                               Incorporated (Lead) & Prudential Securities Inc.
                               (Co-Manager)
NOTE INSURER:                  Municipal Bond Investors Assurance ("MBIA")
CUT-OFF DATE:                  June 1, 2000
EXP. PRICING:                  On or about June 22, 2000
EXP. SETTLEMENT:               On or about June 28, 2000
PAYMENT DATE:                  The 25th day of each month (or if such 25th day
                               is not a business day, the next succeeding business day), commencing on July 25, 2000.


DAY COUNT:                     Actual/360 for Class 1A and Class 2A.
CLASS 1A PREPAYMENT
ASSUMPTION:                    With respect to the Class 1A Notes, a 100%
                               Prepayment Assumption assumes a CPR of 2% per annum in the first month of the life of the Mortgage Loans and an additional 1% per annum each month thereafter until the twenty-first month and 22% CPR thereafter.

CLASS 2A PREPAYMENT
ASSUMPTION:                    26% CPR
SMMEA:                         The Class 1A Notes will not be SMMEA eligible.
                               The Class 2A Notes will not be SMMEA eligible until such time as the balance of the related
                               Pre-Funding Account is reduced to zero.

ERISA: Subject to the conditions and restrictions set forth in the Prospectus Supplement, it is expected that the Class 1A and 2A Notes will generally be ERISA eligible. Prospective purchasers should consult their counsel.

TAX STATUS: In the opinion of tax counsel to Superior Bank FSB, the Notes will be treated as debt for federal income tax purposes, the trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation and neither the trust nor any portion of the trust will constitute a taxable mortgage pool taxable as a corporation.

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Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                   3

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
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COLLATERAL:

GROUP 1 MORTGAGE LOANS:         Conventional, fixed-rate mortgage loans secured
                                by first or second liens on one- to four-family residential properties, units in planned unit developments, condominiums and manufactured homes ("Single Family Properties"), residential properties consisting of five or more dwelling units ("Multifamily Properties"), commercial properties ("Commercial Properties") and mixed residential and commercial structures ("Mixed
                                Use Properties") plus Group 1 Pre-Funding
                                Account. In addition, Group 1 will include
                                "Periodic Payment Loans" (12.05% of Group 1 before pre-funding), "Deferred Payment Loans"
                                (25.30% of Group 1 before pre-funding), "Voucher
                                Loans" (15.46% of Group 1 before pre-funding),
                                "Temporary Buydown Loans" (0.17% of Group 1 before pre-funding), "Permanent Buydown Loans"
                                (9.37% of Group 1 before pre-funding) and "Permanent Buydown Companion Loans"
                                ($1,181,592). See below for further description.

GROUP 2 MORTGAGE LOANS:         Conventional, adjustable rate mortgage loans
                                secured by first liens on Single Family
                                Properties indexed to 6 Month LIBOR and
                                1-year CMT plus Group 2 Pre-Funding Account. In addition, Group 2 will include "Deferred Payment
                                Loans" (5.39% of Group 2 before pre-funding) and "Temporary Buydown Loans" (0.12% of Group 2 before pre-funding). See below for further description.

CREDIT
ENHANCEMENT:                    Credit enhancement refers to features of the
                                notes that are intended to reduce the effect on holders of such notes of losses on the mortgage loans. The credit enhancement consists of excess spread, cross-collateralization, overcollateralization and the note insurance policy issued by MBIA.

EXCESS SPREAD:                  On each payment date, the amount of interest due
                                on the mortgage loans of each group will generally be greater than the amount needed to make monthly interest payments on the related notes and to pay certain fees for that month.
                                Excess spread collected from a group of mortgage loans, and with respect to Group 1 only, the amounts collected on the permanent buydown companion loans, will be used first to cover any shortfalls in the required payments of principal on the offered notes related to such group, and then for cross-collateralization and/or overcollateralization.

OVERCOLLATERALIZATION:          Overcollateralization refers to the actual
                                amount by which the aggregate principal balance due on the mortgage loans in a group exceeds the aggregate principal balance due on the related notes. That excess is intended to protect noteholders against shortfalls in required payments on the related notes.

                                An initial amount of overcollateralization will be required for each group. On the closing date, the note insurer will also specify the required overcollateralization for each group (which will vary throughout the life of the notes). The required overcollateralization amount for a group is intended to be reached by an additional payment of principal from amounts that are available for such group after payments of required principal and interest payments on all notes and certain fees and expenses. That amount, if any, will be used to pay principal on the related notes on an accelerated basis in relation to the related mortgage loans, thereby increasing the amount of overcollateralization for the related group.

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Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                   4


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                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
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CROSS-
COLLATERALIZATION:             Cross-collateralization generally refers to the
                               use of amounts received on one group of mortgage loans, after payment of required interest and principal on the related offered notes, to pay shortfalls of required interest and principal on the offered notes related to the other group as a result of realized losses on the mortgage loans related to that other group.

                               The excess funds for a group are from two sources: (1) excess spread that is not needed to pay shortfalls in principal for that group and
                               (2) excess principal that is not needed because principal received for that group exceeds the amount necessary to reach or maintain the required overcollateralization amount.

INTEREST RATE CAPS:            The trust will enter into an interest rate cap
                               on each note with a cap counterparty. The fees for these caps will be paid at the closing date from the proceeds of the transaction. If 1-month
                               LIBOR rises above specified levels for each cap, the trust will receive a payment(s) from the cap counterparty. This payment(s) will be treated as an interest collection on the related note.

PRE-FUNDING AMOUNTS:

Original Group 1 Pre-Funding Amount:  $106,143,903.40
Original Group 2 Pre-Funding Amount:  $111,788,097.49

The Original Group 1 Pre-Funding Amount and Original Group 2 Pre-Funding Amount will be reduced during the funding period (approx. 2 months) by the amounts thereof used to purchase the related subsequent mortgage loans. Any amount remaining at the end of the funding period in the Group 1 and Group 2 Pre-Funding Accounts will be used to prepay principal to the Class 1A and Class 2A Notes, respectively.


CLASS 1A NOTE INTEREST RATE:
PRIOR TO THE AVAILABILITY OF THE 5% CLEAN-UP CALL (AS DEFINED BELOW):
On each Payment Date, the Class 1A Note Interest Rate will be a rate equal to the lesser of (1) the lesser of (a) One-Month LIBOR plus [ ]% per annum (the "Class 1A LIBOR Rate"), and (b) 11.10% per annum (the "Class 1A Cap Rate") and
(2) the Available Funds Cap Rate for the Class 1A Notes.

CLASS 2A NOTE INTEREST RATE:
PRIOR TO THE AVAILABILITY OF THE 5% CLEAN-UP CALL (AS DEFINED BELOW):
On each Payment Date, the Class 2A Note Interest Rate will be a rate equal to the lesser of (1) the lesser of (a) One-Month LIBOR plus [ ]% per annum (the "Class 2A LIBOR Rate"), and (b) 15.50% per annum (the "Class 2A Cap Rate") and
(2) the Available Funds Cap Rate for the Class 2A Notes.

One-Month LIBOR will be determined on the second Business Day preceding the beginning of each Accrual Period with respect to the Class 1A and Class 2A Notes.

The Class 1A and 2A LIBOR Rates will increase approximately 40bps on and after the date on which the 5% clean-up call becomes available but is not exercised.

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Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                   5


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                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
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AVAILABLE FUNDS CAP RATE:

For each class of Notes and any Payment Date will be a percentage derived from the fraction the numerator of which is the difference between (1) the sum of all interest collected and advanced on the mortgage loans in the related group during the related due period and (2) the sum of the servicing fee, MBIA fee and trustees fees payable for the related Payment Date with respect to that group, and the denominator of which is the Note Principal Balance of such class immediately prior to that Payment Date.


CLASS 1A AVAILABLE FUNDS CAP CARRY FORWARD AMOUNT:

If on any Payment Date, the Class 1A Note Interest Rate is limited by the Available Funds Cap Rate, you will be entitled to receive the excess of (i) the interest distributable had the Class 1A Note Interest Rate been based on the lesser of (a) the Class 1A LIBOR Rate and (b) the Class 1A Cap Rate, over (ii) the interest actually distributed based on the Available Funds Cap Rate plus
(iii) interest thereon at the then current Class 1A Note Interest Rate. No Class 1A Available Funds Cap Carry Forward Amount will be paid to the Class 1A Noteholder if the balance of such Class 1A Note is reduced to zero. The ratings of the Class 1A Notes do not address the likelihood of the payment of any Class 1A Available Funds Cap Carry Forward Amounts and Class 1A Available Funds Cap Carry Forward Amounts will not be covered by Insured Payments from MBIA.

CLASS 2A AVAILABLE FUNDS CAP CARRY FORWARD AMOUNT:

If on any Payment Date, the Class 2A Note Interest Rate is limited by the Available Funds Cap Rate, you will be entitled to receive the excess of (i) the interest distributable had the Class 2A Note Interest Rate been based on the lesser of (a) the Class 2A LIBOR Rate and (b) the Class 2A Cap Rate, over (ii) the interest actually distributed based on the Available Funds Cap Rate plus
(iii) interest thereon at the then current Class 2A Note Interest Rate. No Class 2A Available Funds Cap Carry Forward Amount will be paid to the Class 2 A Noteholder if the balance of such Class 2A Note is reduced to zero. The ratings of the Class 2A Notes do not address the likelihood of the payment of any Class 2A Available Funds Cap Carry Forward Amounts and Class 2A Available Funds Cap Carry Forward Amounts will not be covered by Insured Payments from MBIA.

PRINCIPAL PAYMENTS:

The Class 1A Note will be backed primarily by cash flow from Group 1 assets.

The Class 2A Note will be backed primarily by cash flow from Group 2 assets.

Each Class 1A and 2A Note will generally receive all scheduled and unscheduled principal payments from their respective groups until they are retired.

OPTIONAL TERMINATION/5% CLEANUP CALL:

When the aggregate principal balance of the mortgage loans (and properties acquired in respect thereof) remaining in the trust has been reduced to less than 5% of the sum of (1) the aggregate principal balance of the mortgage loans as of June 1, 2000, and (2) the aggregate amounts on deposit in the pre-funding accounts on the closing date, the servicer, at its option, may purchase all of such mortgage loans and properties from the trust, and thereby cause an early retirement of the notes.

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Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                   6

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
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COLLATERAL OVERVIEW (INITIAL MORTGAGE LOANS):

MANUFACTURED HOME LOANS
Mortgage loans secured by manufactured homes that are deemed to be real property in the jurisdiction in which the mortgaged property is located. These loans will constitute 13.86% of Group 1 and 9.64% of Group 2, by Group Principal Balance, before pre-funding.

PERIODIC PAYMENT LOANS
Mortgage loans which generally are the same as the other mortgage loans in the transaction but which accrue interest on a 28/364 day basis. Periodic Payment Loans will constitute 12.05% of Group 1, by Group Principal Balance, before pre-funding. In addition, some of these loans will allow for the mortgagor to use a limited number of payment vouchers to defer principal portions of the corresponding Periodic Payment and pay only the interest portion due on such payment dates. Any principal deferred in such a manner will be due in full on the maturity date of the related Periodic Payment Loan.

DEFERRED PAYMENT LOANS
Mortgage loans which permit the mortgagor to defer the first two or three payments due under the related mortgage note. Such election must be made at the time of origination. Under certain limited circumstances, these deferred payments may be forgiven by the Mortgagee on the maturity date of the loan. These loans will constitute 25.30% of Group 1 and 5.39% of Group 2, by Group Principal Balance, before pre-funding.

VOUCHER LOANS
Approximately 15.46% of the Group 1 initial mortgage loans, by original Group 1 principal balance, are mortgage loans the mortgage notes of which provide that the mortgagors have the option at any time during the term of the related mortgage loan, to use up to 65 payment vouchers, in the aggregate, provided to them at origination in order to defer payment of the principal portion of the corresponding payment and pay only the interest portion due on such payment date. Any principal deferred in such a manner will be due in full on the maturity date of the related mortgage loan.

TEMPORARY BUYDOWN LOANS
Approximately 0.17% of Group 1 and 0.12% of Group 2 before pre-funding, provide that the Mortgage Rate stated therein be reduced by 2% during the first twelve month period of the loans, and reduced by 1% during the second twelve month period of the loan, after which such Mortgage Rate will apply. For example, a loan with a stated Mortgage Rate of 10% will actually have a Mortgage Rate of 8% during the first 12 month period, 9% during the second 12 month period and will return to 10% for the remainder of the loan term. All modeling assumptions herein use the actual reduced Mortgage Rates for the first 24 months, not the stated Mortgage Rate, for all such Temporary Buydown Loans.

PERMANENT BUYDOWN LOANS
Approximately 9.37% of the Group 1 Initial Mortgage Loans, by Original Group 1 Principal Balance, are loans (each, a "Permanent Buydown Loan") made by the Depositor to a borrower together with a "Permanent Buydown Companion Loan" for the purpose of financing a Buydown of the interest rate on the Permanent Buydown Loan. Each Permanent Buydown Companion Loan provides for equal payments of principal only for a term not to exceed 5 years. Although the Permanent Buydown Loan and the Permanent Buydown Companion Loan are evidenced by separate notes, the Depositor treats, and the Servicer will treat, both loans as a single obligation. The Permanent Buydown Loan and the Permanent Buydown Companion Loan are given a single loan number and are billed on a single statement. Both notes are secured by either a first or second lien on the same mortgaged property, and a default under one note will trigger a default under the other. For each Permanent Buydown Loan conveyed to the Trust, the corresponding Permanent Buydown Companion Loan will also be conveyed to the Trust.

Approximately $1,181,592 of Permanent Buydown Companion Loans are associated with the Group 1 Permanent Buydown Loans and will be included in the excess spread for Group 1. The Group 1 principal

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Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                   7

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
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balance as of the cut-off date does not, and as of any date will not, include the outstanding balance of the permanent buy down companion loans included in Group 1.

AVERAGE LIFE SENSITIVITY ANALYSIS:
(assuming 0 bps losses):


                           Assumes a 5% Clean-Up Call

SCENARIO               1                      2                      3                      4                      5
                       -                      -                      -                      -                      -
CLASS             WAL       WINDOW       WAL       WINDOW       WAL       WINDOW       WAL       WINDOW       WAL       WINDOW
                  ---       ------       ---       ------       ---       ------       ---       ------       ---       ------
1A               14.89      1 - 331      6.38      1 - 187      3.87      1 - 130      2.76      1 - 90       2.16      1 - 66
2A                7.38      1 - 331      3.85      1 - 187      2.90      1 - 130      2.07      1 - 90       1.53      1 - 66



                    Assumes NO 5% Clean-Up Call (to Maturity)


SCENARIO                1                      2                      3                      4                      5
                        -                      -                      -                      -                      -
CLASS             WAL       WINDOW       WAL       WINDOW       WAL       WINDOW       WAL       WINDOW       WAL       WINDOW
                  ---       ------       ---       ------       ---       ------       ---       ------       ---       ------
1A               14.98      1 - 358      6.65      1 - 324      4.02      1 - 216      2.86      1 - 158      2.23      1 - 116
2A                7.38      1 - 349      3.90      1 - 264      2.97      1 - 205      2.13      1 - 146      1.57      1 - 106



                                         PREPAYMENT SCENARIOS
SCENARIO                  1            2            3            4           5
                          -            -            -            -           -

Class 1A (1)              0%           50%         100%         150%        200%
Class 2A (2)             10%           20%          26%          35%         45%


(1)      as a percentage of the Prepayment Assumption
(2)      as a conditional prepayment rate (CPR)

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Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                   8


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                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
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CLASS 2A EXCESS SPREAD & AVAILABLE FUNDS CAP RATE ANALYSIS (UNDER PRICING
SCENARIO):


   PERIOD     PAYMENT DATE     AVAILABLE FUNDS CAP RATE(1)       EXCESS SPREAD AVAILABLE(1)
   ------     ------------     ---------------------------       --------------------------
     1          07/25/00                      10.32                           3.43
     2          08/25/00                      10.32                           3.43
     3          09/25/00                      10.58                           3.69
     4          10/25/00                      10.62                           3.74
     5          11/25/00                      10.68                           3.79
     6          12/25/00                      10.73                           3.84
     7          01/25/01                      10.80                           3.91
     8          02/25/01                      10.86                           3.97
     9          03/25/01                      10.92                           4.03
     10         04/25/01                      11.00                           4.11
     11         05/25/01                      11.07                           4.19
     12         06/25/01                      11.16                           4.27
     13         07/25/01                      11.24                           4.36
     14         08/25/01                      11.34                           4.45
     15         09/25/01                      11.45                           4.56
     16         10/25/01                      11.55                           4.67
     17         11/25/01                      11.67                           4.79
     18         12/25/01                      11.80                           4.91
     19         01/25/02                      12.13                           5.24
     20         02/25/02                      12.28                           5.40
     21         03/25/02                      12.45                           5.56
     22         04/25/02                      12.64                           5.75
     23         05/25/02                      13.01                           6.12
     24         06/25/02                      13.57                           6.68
     25         07/25/02                      14.12                           7.23
     26         08/25/02                      14.74                           7.85
     27         09/25/02                      15.42                           8.54
     28         10/25/02                      15.80                           8.91
     29         11/25/02                      16.22                           9.33
     30         12/25/02                      16.68                           9.80



-------------------------------------------------------------------------------

(1)     Assumes 1 Month LIBOR = 6.6475%, 6 Month LIBOR = 6.90875%,
        1 Year CMT = 6.11%, Class 2A Net Margin = 0.24%, Expenses = 0.86%.

-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                   9

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------

INITIAL MORTGAGE LOAN CHARACTERISTICS

As of 06/01/2000 (the "Cut-off Date")


GROUP 1 (FIXED RATE):
---------------------
Current Home Equity Loan Principal Balance (excluding Permanent
Buydown Companion Loan Balance of $1,181,592):                           $161,461,730
Average Current Home Equity Loan Principal Balance:                      $63,468        Range:  $4,729 - $735,000
Original Home Equity Loan Principal Balance:                             $162,469,810
Average Original Home Equity Loan Principal Balance:                     $63,864        Range:  $7,700 - $735,000
Properties secured by 1st/2nd Liens:                                     78.75% / 21.25%
Weighted Average Coupon:                                                 11.478%        Range:  7.125% - 16.800%
Weighted Average CLTV:                                                   76.86%
Weighted Average Rem. Term:                                              259.1 mos.
Weighted Average Original Term:                                          262.1 mos.
Geographic Distribution:                                                 47 States and District of Columbia
States w/ >5% Concentrations:                                            NY - 13.30%       PA - 5.87%
                                                                         FL - 8.10%        MI - 7.70%
Product Type-
         Balloons (30's due in 15):                                      23.51%
         Deferred Payment Loans:                                         25.30%
         Voucher Loans:                                                  15.46%
         Temporary Buydown Loans:                                        0.17%
         Permanent Buydown Loans:                                        9.37%
         Permanent Buydown Companion Loans:                              $1,181,592
Occupancy-
         Owner Occupied:                                                 90.43%
         Non-Owner Occupied:                                             9.57%
Property Type-
         Single Family:                                                  69.67%
         Manufactured Home Loans:                                        13.86%
         2-4 Family:                                                     7.26%
         Multi-Family:                                                   4.57%
         PUD:                                                            1.97%
         Mixed Use:                                                      1.13%
         Condominium:                                                    0.99%
               Commercial:                                               0.55%

Loan Purpose-
         Cashout:                                                        75.58%
         Purchase:                                                       14.68%
         Refinance:                                                      9.74%



-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  10

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------

INITIAL MORTGAGE LOAN CHARACTERISTICS (continued)

As of 06/01/2000 (the "Cut-off Date")


GROUP 2 (ADJUSTABLE RATE):
--------------------------
Current Home Equity Loan Principal Balance:                              $173,199,180
Average Current Home Equity Loan Principal Balance:                      $89,278        Range:  $12,606 - $680,000
Original Home Equity Loan Principal Balance:                             $173,511,821
Average Original Home Equity Loan Principal Balance:                     $89,439        Range:  $12,614 - $680,000
 Product Type-
         2/28:                                                           66.36%
         3/27:                                                           32.17%
         6 Month LIBOR:                                                  0.06%
               1YR CMT:                                                  1.41%
Temporary Buydown Loans:                                                 0.12%
Deferred Payment Loans:                                                  5.39%
Weighted Average Coupon:                                                 11.185%        Range:  7.250% - 15.490%
6 Month LIBOR:
         Weighted Average Lifetime Cap:                                  17.456%        Range:  13.250% - 22.490%
         Weighted Average Lifetime Floor:                                10.304%        Range:  6.250% - 15.490%
         Weighted Average Gross Margin:                                  6.536%         Range:  3.300% - 10.500%
         Weighted Average Months to Roll:                                26             Range:  1-36 Mos.
         Weighted Average Initial Periodic Cap:                          2.000%         Range:  1.000% - 3.000%
         Weighted Average Periodic Cap:                                  1.000%         Range:  0.000% - 1.000%
1 Year CMT:
         Weighted Average Lifetime Cap:                                  13.120%        Range:  11.125% - 16.000%
         Weighted Average Lifetime Floor:                                7.120%         Range:  5.125% - 10.000%
         Weighted Average Gross Margin:                                  3.457%         Range:  2.950% - 5.250%
         Weighted Average Months to Roll:                                6              Range:  1-12 Mos.
         Weighted Average Initial Periodic Cap:                          2.000%         Range:  All 2.000%
         Weighted Average Periodic Cap:                                  2.000%         Range:  All 2.000%
Weighted Average Rem. Term:                                              356.0 mos.
Weighted Average Original Term:                                          359.1 mos.
Properties secured by 1st Liens:                                         100%
Weighted Average CLTV:                                                   80.00%
Geographic Distribution:                                                 45 States and District of Columbia
 States w/ >5% Concentrations:                                           NY - 8.84%        FL - 6.01%        IL - 6.34%
                                                                         PA - 8.68%        OH - 7.72%        IN - 5.14%
                                                                         MI - 8.13%        CA - 7.40%        NJ - 5.40%
Occupancy-
         Owner Occupied:                                                 92.82%
         Non-Owner Occupied:                                             7.18%
 Property Type-
         Single Family:                                                  72.80%
         2-4 Family:                                                     12.39%
         Manufactured Home Loans:                                        9.64%
         Condominium:                                                    2.63%
         PUD:                                                            2.53%
 Loan Purpose-
         Purchase:                                                       40.93%
         Cashout:                                                        48.28%
         Refinance:                                                      10.79%


-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  11

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------

INITIAL MORTGAGE LOAN CHARACTERISTICS (continued)

As of 06/01/2000 (the "Cut-off Date")

GROUP 2 (ADJUSTABLE RATE):
--------------------------


Product Type
2/28
         Weighted Average Coupon:                      11.399%        Range:  7.750% - 14.875%
         Weighted Average Lifetime Cap:                17.549%        Range:  14.250% - 20.875%
         Weighted Average Lifetime Floor:              10.415%        Range:  7.125% - 13.875%
         Weighted Average Gross Margin:                6.606%         Range:  3.300% - 9.875%

3/27
         Weighted Average Coupon:                      10.857%        Range:  7.250% - 15.490%
         Weighted Average Lifetime Cap:                17.274%        Range:  13.250% - 22.490%
         Weighted Average Lifetime Floor:              10.081%        Range:  6.250% - 15.490%
         Weighted Average Gross Margin:                6.396%         Range:  3.400% - 10.500%

1 Year CMT
         Weighted Average Coupon:                      8.550%         Range:  7.625% - 10.250%
         Weighted Average Lifetime Cap:                13.120%        Range:  11.125% - 16.000%
         Weighted Average Lifetime Floor:              7.120%         Range:  5.125% - 10.000%
         Weighted Average Gross Margin:                3.457%         Range:  2.950% - 5.250%

6 Month LIBOR
         Weighted Average Coupon:                      11.375%
         Weighted Average Lifetime Cap:                14.000%
         Weighted Average Lifetime Floor:              8.000%
         Weighted Average Gross Margin:                5.250%


-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  12

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------


COLLATERAL TABLES INITIAL MORTGAGE LOANS

                              GROUP 1 (FIXED RATE)

RANGE OF PRINCIPAL BALANCES                              PERCENT BY          NUMBER OF
AS OF THE CUT-OFF DATE ($)       PRINCIPAL BALANCE   PRINCIPAL BALANCE     MORTGAGE LOANS
---------------------------      -----------------   -----------------     --------------
4,728.75      -  10,000.00       $    201,933.68            0.13%                 24
10,000.01     -  20,000.00          3,034,005.33            1.88                 187
20,000.01     -  30,000.00         10,966,092.23            6.79                 425
30,000.01     -  40,000.00         14,827,550.15            9.18                 421
40,000.01     -  50,000.00         15,337,755.89            9.50                 339
50,000.01     -  60,000.00         14,721,173.26            9.12                 269
60,000.01     -  70,000.00         12,462,758.98            7.72                 192
70,000.01     -  80,000.00          9,219,782.21            5.71                 123
80,000.01     -  90,000.00          8,880,724.96            5.50                 105
90,000.01     -  100,000.00         6,480,814.58            4.01                  68
100,000.01    -  110,000.00         8,059,323.94            4.99                  77
110,000.01    -  120,000.00         5,300,865.10            3.28                  46
120,000.01    -  130,000.00         3,775,564.70            2.34                  30
130,000.01    -  140,000.00         4,876,978.69            3.02                  36
140,000.01    -  150,000.00         6,107,495.33            3.78                  42
150,000.01    -  160,000.00         3,093,478.67            1.92                  20
160,000.01    -  170,000.00         3,132,809.49            1.94                  19
170,000.01    -  180,000.00         2,437,810.48            1.51                  14
180,000.01    -  190,000.00         3,190,851.39            1.98                  17
190,000.01    -  200,000.00         1,557,848.53            0.96                   8
200,000.01    -  250,000.00         9,905,174.14            6.13                  45
250,000.01    -  300,000.00         4,664,572.93            2.89                  17
300,000.01    -  350,000.00         2,322,557.88            1.44                   7
350,000.01    -  400,000.00         1,162,230.42            0.72                   3
400,000.01    -  450,000.00           838,485.56            0.52                   2
450,000.01    -  500,000.00           486,851.50            0.30                   1
500,000.01    -  550,000.00           549,343.32            0.34                   1
550,000.01    -  600,000.00         1,147,235.94            0.71                   2
600,000.01    -  650,000.00         1,288,961.14            0.80                   2
650,000.01    -  700,000.00           695,700.00            0.43                   1
700,000.01    -  735,000.00           735,000.00            0.46                   1
                                 ---------------          ------               -----

Total                            $161,461,730.42          100.00%              2,544
                                 ===============          ======               =====


-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  13

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)

                                                  PERCENT BY         NUMBER OF
 GEOGRAPHIC DISTRIBUTION   PRINCIPAL BALANCE   PRINCIPAL BALANCE  MORTGAGE LOANS
 -----------------------   -----------------   -----------------  --------------
 Alabama                  $  2,454,888.75              1.52%              53
 Arizona                     1,097,496.09              0.68               17
 Arkansas                    1,542,704.17              0.96               41
 California                  6,432,980.47              3.98               76
 Colorado                    3,255,775.72              2.02               56
 Connecticut                 4,429,850.20              2.74               50
 Delaware                      867,214.26              0.54               11
 District Of Columbia          617,603.03              0.38                5
 Florida                    13,078,780.00              8.10              256
 Georgia                     2,786,874.93              1.73               49
 Idaho                         581,075.89              0.36               12
 Illinois                    5,384,973.07              3.34              119
 Indiana                     5,216,864.65              3.23              110
 Iowa                          159,180.94              0.10                4
 Kansas                        413,254.39              0.26                8
 Kentucky                    1,440,744.06              0.89               29
 Louisiana                   1,525,813.44              0.95               38
 Maine                       1,252,844.01              0.78               20
 Maryland                    5,009,647.18              3.10               59
 Massachusetts               6,682,764.10              4.14               56
 Michigan                   12,433,324.06              7.70              202
 Minnesota                   2,148,877.01              1.33               32
 Mississippi                 1,455,282.67              0.90               27
 Missouri                    1,794,237.88              1.11               33
 Nebraska                      414,532.36              0.26                5
 Nevada                        291,975.86              0.18                5
 New Hampshire                 588,271.44              0.36                5
 New Jersey                  7,460,003.62              4.62               66
 New Mexico                    553,502.65              0.34               14
 New York                   21,476,654.37             13.30              255
 North Carolina              3,455,650.19              2.14               80
 North Dakota                   84,193.94              0.05                3
 Ohio                        6,052,841.45              3.75              106
 Oklahoma                    2,152,121.23              1.33               36
 Oregon                      1,805,980.23              1.12               25
 Pennsylvania                9,482,979.67              5.87              187
 Rhode Island                1,262,966.90              0.78               16
 South Carolina              4,575,152.99              2.83              107
 South Dakota                  109,751.21              0.07                1
 Tennessee                   5,759,669.12              3.57               52
 Texas                       1,954,398.99              1.21               21
 Utah                        1,064,174.68              0.66               16
 Vermont                       182,572.54              0.11                4
 Virginia                    5,067,972.99              3.14               83
 Washington                  3,019,229.38              1.87               40
 West Virginia               1,306,637.60              0.81               28
 Wisconsin                   1,200,738.97              0.74               24
 Wyoming                        76,707.07              0.05                2
                          ---------------            ------            -----

 Total                    $161,461,730.42            100.00%           2,544
                          ===============            ======            =====

-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  14

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------



COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)

                                                                                     NUMBER OF
                                                                   PERCENT BY         MORTGAGE
ORIGINAL COMBINED LOAN-TO-VALUE (%)        PRINCIPAL BALANCE    PRINCIPAL BALANCE      LOANS
-----------------------------------        -----------------    -----------------    ---------
6.00     -    10.00                      $     26,533.30               0.02%              3
10.01    -    15.00                            70,686.36               0.04               5
15.01    -    20.00                           109,767.25               0.07               6
20.01    -    25.00                           300,184.62               0.19              12
25.01    -    30.00                           948,310.53               0.59              22
30.01    -    35.00                           523,095.15               0.32              13
35.01    -    40.00                         1,141,135.72               0.71              34
40.01    -    45.00                         1,104,356.09               0.68              27
45.01    -    50.00                         2,233,984.14               1.38              51
50.01    -    55.00                         2,435,697.33               1.51              50
55.01    -    60.00                         5,182,791.68               3.21              86
60.01    -    65.00                         9,987,651.78               6.19             162
65.01    -    70.00                        20,111,390.86              12.46             238
70.01    -    75.00                        15,470,542.15               9.58             251
75.01    -    80.00                        33,539,784.69              20.77             509
80.01    -    85.00                        35,216,206.71              21.81             565
85.01    -    90.00                        29,359,896.39              18.18             417
90.01    -    95.00                         2,051,981.58               1.27              44
95.01    -    100.00                        1,647,734.09               1.02              49
                                         ---------------             ------           -----

Total                                    $161,461,730.42             100.00%          2,544
                                         ===============             ======           =====


At origination no Group 1 Mortgage Loan had a Combined Loan-to-Value ("CLTV") exceeding 100.00%.


-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  15

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)

                                                     PERCENT BY          NUMBER OF
MORTGAGE RATES (%)          PRINCIPAL BALANCE    PRINCIPAL BALANCE     MORTGAGE LOANS
-------------------         -----------------    -----------------     --------------
7.125      -  7.249         $    130,412.35             0.08%                 1
7.500      -  7.749              105,818.10             0.06                  1
7.750      -  7.999            2,078,975.58             1.29                 17
8.000      -  8.249            1,156,136.31             0.72                  9
8.250      -  8.499            2,446,713.09             1.51                 23
8.500      -  8.749            2,591,009.34             1.60                 18
8.750      -  8.999            6,485,890.70             4.02                 53
9.000      -  9.249            2,689,613.54             1.67                 27
9.250      -  9.499            4,542,879.34             2.81                 49
9.500      -  9.749            6,445,703.23             3.99                 58
9.750      -  9.999            7,070,091.72             4.38                 85
10.000     -  10.249           4,026,671.35             2.49                 47
10.250     -  10.499           5,062,976.40             3.14                 64
10.500     -  10.749           6,711,973.92             4.16                110
10.750     -  10.999          10,144,091.33             6.28                127
11.000     -  11.249           6,340,532.04             3.93                103
11.250     -  11.499           7,355,529.86             4.55                120
11.500     -  11.749           8,398,511.75             5.20                148
11.750     -  11.999          10,432,606.73             6.46                174
12.000     -  12.249           9,100,684.76             5.64                146
12.250     -  12.499           7,149,371.61             4.43                145
12.500     -  12.749           8,165,421.29             5.06                161
12.750     -  12.999           9,114,578.14             5.64                155
13.000     -  13.249           6,563,120.94             4.06                122
13.250     -  13.499           7,344,360.35             4.55                147
13.500     -  13.749           5,390,383.57             3.34                115
13.750     -  13.999           4,766,060.75             2.95                 96
14.000     -  14.249           3,465,755.34             2.15                 68
14.250     -  14.499           1,613,295.12             1.00                 35
14.500     -  14.749           1,160,146.41             0.72                 31
14.750     -  14.999           1,626,474.31             1.01                 46
15.000     -  15.249             967,467.48             0.60                 20
15.250     -  15.499             353,249.84             0.22                 10
15.500     -  15.749             156,206.92             0.10                  5
15.750     -  15.999             162,636.91             0.10                  5
16.000     -  16.249              26,950.00             0.02                  1
16.500     -  16.749              78,400.00             0.05                  1
16.750     -  16.800              41,030.00             0.02                  1
                            ---------------           ------              -----

Total                       $161,461,730.42           100.00%             2,544
                            ===============           ======              =====


-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  16

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)

                                                                    NUMBER OF
REMAINING                    PRINCIPAL            PERCENT BY         MORTGAGE
MONTHS TO MATURITY            BALANCE         PRINCIPAL BALANCE       LOANS
------------------          ------------      -----------------     ---------
22.81     -  24.00       $      5,397.12              0.00%               1
36.01     -  48.00              8,529.79              0.00                1
48.01     -  60.00            299,417.39              0.19               21
60.01     -  72.00            252,817.54              0.16               14
72.01     -  84.00            416,950.39              0.26               23
84.01     -  96.00             95,280.40              0.06                4
96.01     -  108.00           153,565.04              0.09                7
108.01    -  120.00         3,920,994.14              2.43              131
120.01    -  132.00            44,826.22              0.03                2
132.01    -  144.00           181,882.26              0.11                6
144.01    -  156.00           301,735.06              0.19                7
156.01    -  168.00         2,706,355.66              1.68               64
168.01    -  180.00        57,407,660.51             35.55              927
180.01    -  192.00           441,566.04              0.27                7
192.01    -  204.00            67,562.09              0.04                1
204.01    -  216.00           158,747.68              0.10                4
216.01    -  228.00         1,609,669.65              1.00               21
228.01    -  240.00        21,800,167.92             13.50              367
240.01    -  252.00           422,110.46              0.26                5
264.01    -  276.00            96,221.82              0.06                2
276.01    -  288.00           261,245.16              0.16                3
288.01    -  300.00        10,361,130.36              6.42              196
300.01    -  312.00            74,505.37              0.05                2
324.01    -  336.00           516,300.45              0.32                3
336.01    -  348.00         2,437,094.60              1.51               29
348.01    -  360.00        56,864,717.26             35.22              692
360.01    -  360.18           555,280.04              0.34                4
                         ---------------            ------            -----

Total                    $161,461,730.42            100.00%           2,544
                         ===============            ======            =====

-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  17

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)

                                                   PERCENT BY          NUMBER OF
                                                   PRINCIPAL           MORTGAGE
UNDERWRITING CLASS        PRINCIPAL BALANCE         BALANCE              LOANS
------------------        -----------------        ----------          ---------
95                        $    314,548.38              0.20%                 3
AA                          32,934,735.93             20.40                396
AAA                          1,295,778.33              0.80                 14
ANIV                        11,397,213.47              7.06                141
I                           42,200,158.92             26.14                651
II                          22,788,734.86             14.11                434
IIB                         17,673,449.43             10.95                329
III                          5,633,378.41              3.49                 77
III-SE                       4,398,635.72              2.72                 51
IV                          17,279,535.56             10.70                341
IVPI                         1,524,360.69              0.94                 23
V                            4,021,200.72              2.49                 84
                          ---------------            ------              -----

Total                     $161,461,730.42            100.00%             2,544
                          ===============            ======              =====






                              GROUP 1 (FIXED RATE)

                            PRINCIPAL          PERCENT BY           NUMBER OF
PROPERTY TYPES               BALANCE        PRINCIPAL BALANCE     MORTGAGE LOANS
--------------            --------------    -----------------     --------------
2-4 FAMILY               $ 11,720,893.63             7.26%               153
COMMERCIAL                    894,343.32             0.55                  2
CONDOMINIUM                 1,590,971.02             0.99                 33
MANUFACTURED               22,381,628.03            13.86                513
MIXED USE                   1,824,431.10             1.13                  7
MULTI FAMILY                7,377,162.05             4.57                 36
PUD                         3,176,397.84             1.97                 32
SINGLE FAMILY             112,495,903.43            69.67              1,768
                         ---------------           ------              -----

Total                    $161,461,730.42           100.00%             2,544
                         ===============           ======              =====

-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  18

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

RANGE OF PRINCIPAL BALANCES                              PERCENT BY           NUMBER OF
AS OF THE CUT-OFF DATE ($)        PRINCIPAL BALANCE   PRINCIPAL BALANCE     MORTGAGE LOANS
---------------------------       -----------------   -----------------     --------------
12,606.12     -  20,000.00        $    401,695.18            0.23%                 22
20,000.01     -  30,000.00           2,353,580.47            1.36                  90
30,000.01     -  40,000.00           5,934,262.24            3.43                 167
40,000.01     -  50,000.00           9,786,708.94            5.65                 214
50,000.01     -  60,000.00          13,730,977.93            7.93                 248
60,000.01     -  70,000.00          14,779,881.39            8.53                 228
70,000.01     -  80,000.00          13,425,612.59            7.75                 179
80,000.01     -  90,000.00          12,063,202.36            6.96                 142
90,000.01     -  100,000.00          9,992,140.34            5.77                 105
100,000.01    -  110,000.00          9,660,654.42            5.58                  92
110,000.01    -  120,000.00          8,852,314.80            5.11                  77
120,000.01    -  130,000.00          5,527,703.99            3.19                  44
130,000.01    -  140,000.00          6,909,269.40            3.99                  51
140,000.01    -  150,000.00          5,988,047.59            3.46                  41
150,000.01    -  160,000.00          4,163,946.46            2.40                  27
160,000.01    -  170,000.00          5,796,455.42            3.35                  35
170,000.01    -  180,000.00          4,364,333.58            2.52                  25
180,000.01    -  190,000.00          4,244,316.44            2.45                  23
190,000.01    -  200,000.00          3,892,010.70            2.25                  20
200,000.01    -  250,000.00         11,532,360.06            6.66                  52
250,000.01    -  300,000.00          6,591,296.57            3.81                  24
300,000.01    -  350,000.00          4,221,874.76            2.44                  13
350,000.01    -  400,000.00          4,088,001.68            2.36                  11
400,000.01    -  450,000.00          1,705,604.55            0.98                   4
450,000.01    -  500,000.00          1,965,800.00            1.13                   4
500,000.01    -  550,000.00            547,128.00            0.32                   1
650,000.01    -  680,000.00            680,000.00            0.39                   1
                                  ---------------          ------               -----

Total                             $173,199,179.86          100.00%              1,940
                                  ===============          ======               =====


-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  19

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                                      NUMBER OF
                                                    PERCENT BY         MORTGAGE
GEOGRAPHIC DISTRIBUTION     PRINCIPAL BALANCE    PRINCIPAL BALANCE      LOANS
-----------------------     -----------------    -----------------    ---------
Alabama                     $  1,873,406.14              1.08%               28
Arizona                        1,103,647.44              0.64                12
Arkansas                       1,237,106.30              0.71                13
California                    12,824,192.51              7.40                70
Colorado                       5,685,863.02              3.28                46
Connecticut                    4,707,564.65              2.72                25
Delaware                         460,941.29              0.27                 5
District Of Columbia             194,250.00              0.11                 2
Florida                       10,401,366.33              6.01               134
Georgia                        2,889,709.08              1.67                41
Idaho                            339,942.70              0.20                 4
Illinois                      10,984,384.62              6.34               109
Indiana                        8,897,849.72              5.14               138
Iowa                             385,675.27              0.22                 7
Kentucky                       1,085,274.67              0.63                18
Louisiana                        473,969.18              0.27                 9
Maine                          1,305,306.06              0.75                 9
Maryland                       5,063,445.70              2.92                50
Massachusetts                  3,885,669.23              2.24                30
Michigan                      14,086,690.63              8.13               205
Minnesota                      1,348,935.59              0.78                17
Mississippi                      339,988.45              0.20                 6
Missouri                       1,708,474.11              0.99                26
Montana                          109,250.00              0.06                 2
Nebraska                         165,602.24              0.10                 1
Nevada                           345,641.88              0.20                 4
New Hampshire                  1,142,772.24              0.66                10
New Jersey                     9,347,804.33              5.40                74
New Mexico                       460,177.51              0.27                 7
New York                      15,303,366.14              8.84               102
North Carolina                 5,015,129.69              2.90                71
Ohio                          13,378,326.66              7.72               188
Oklahoma                         270,113.61              0.16                 5
Oregon                         1,196,870.95              0.69                 9
Pennsylvania                  15,028,189.56              8.68               217
Rhode Island                     939,446.28              0.54                10
South Carolina                 4,100,405.23              2.37                62
South Dakota                     220,051.78              0.13                 3
Tennessee                      1,228,842.57              0.71                19
Texas                          1,272,752.37              0.73                16
Utah                           3,332,074.48              1.92                30
Virginia                       2,702,875.76              1.56                32
Washington                     2,206,927.20              1.27                20
West Virginia                  1,572,505.10              0.91                23
Wisconsin                      2,518,520.61              1.45                30
Wyoming                           57,880.98              0.03                 1
                            ---------------            ------             -----

Total                       $173,199,179.86            100.00%            1,940
                            ===============            ======             =====

-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  20

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                           PERCENT BY           NUMBER OF
ORIGINAL LOAN-TO-VALUE (%)        PRINCIPAL BALANCE     PRINCIPAL BALANCE     MORTGAGE LOANS
--------------------------        -----------------     -----------------     --------------

17.50   -   20.00                $     54,886.92              0.03%                  2
20.01   -   25.00                      92,930.68              0.05                   2
30.01   -   35.00                     204,544.28              0.12                   4
40.01   -   45.00                     674,793.24              0.39                   9
45.01   -   50.00                   1,137,825.70              0.66                  21
50.01   -   55.00                   1,175,509.99              0.68                  11
55.01   -   60.00                   2,566,658.60              1.48                  34
60.01   -   65.00                   9,338,670.21              5.39                 139
65.01   -   70.00                   9,513,985.36              5.49                 123
70.01   -   75.00                  17,688,609.18             10.21                 189
75.01   -   80.00                  50,825,279.43             29.35                 555
80.01   -   85.00                  42,583,149.28             24.59                 475
85.01   -   90.00                  36,186,735.00             20.89                 366
90.01   -   95.00                   1,155,601.99              0.67                  10
                                 ---------------            ------               -----

Total                            $173,199,179.86            100.00%              1,940
                                 ===============            ======               =====

At origination no Group 2 Mortgage Loan had a Loan-to-Value ("LTV") exceeding
95.00%.


-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  21

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------

COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                   PERCENT BY        NUMBER OF
MORTGAGE RATES (%)        PRINCIPAL BALANCE    PRINCIPAL BALANCE  MORTGAGE LOANS
-------------------       -----------------    -----------------  --------------
7.250     -  7.499        $    100,428.00             0.06%                1
7.500     -  7.749             889,722.34             0.51                 5
7.750     -  7.999             353,433.31             0.20                 4
8.000     -  8.249             703,852.14             0.41                 7
8.250     -  8.499           1,182,364.47             0.68                 9
8.500     -  8.749           2,739,184.94             1.58                13
8.750     -  8.999           3,840,978.03             2.22                29
9.000     -  9.249           3,001,409.85             1.73                31
9.250     -  9.499           4,121,950.87             2.38                36
9.500     -  9.749           5,846,338.02             3.38                48
9.750     -  9.999           9,763,425.31             5.64                99
10.000    -  10.249          6,223,187.46             3.59                67
10.250    -  10.499          9,062,493.00             5.23                89
10.500    -  10.749         11,182,093.59             6.46               124
10.750    -  10.999         17,880,978.39            10.32               181
11.000    -  11.249          9,659,527.15             5.58               115
11.250    -  11.499         11,182,791.99             6.46               124
11.500    -  11.749         11,614,892.84             6.71               134
11.750    -  11.999         11,330,204.06             6.54               131
12.000    -  12.249          8,087,858.34             4.67               108
12.250    -  12.499          9,505,811.15             5.49               128
12.500    -  12.749         10,778,759.84             6.22               136
12.750    -  12.999          9,792,290.51             5.65               131
13.000    -  13.249          5,371,669.50             3.10                69
13.250    -  13.499          1,969,053.63             1.14                24
13.500    -  13.749          2,188,642.45             1.26                30
13.750    -  13.999          2,446,961.74             1.41                33
14.000    -  14.249          1,419,065.71             0.82                17
14.250    -  14.499            474,785.57             0.27                 7
14.500    -  14.749            390,820.28             0.23                 7
14.750    -  14.999             62,425.71             0.04                 2
15.250    -  15.490             31,779.67             0.02                 1
                          ---------------           ------             -----

Total                     $173,199,179.86           100.00%            1,940
                          ===============           ======             =====



-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  22

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                              PERCENT BY           NUMBER OF
REMAINING MONTHS TO MATURITY          PRINCIPAL BALANCE   PRINCIPAL BALANCE     MORTGAGE LOANS
----------------------------          -----------------   -----------------     --------------
114.00      -  120.99                  $    104,602.83            0.06%                 5
169.00      -  180.99                        96,907.17            0.06                  2
229.00      -  240.99                       238,425.02            0.14                  6
277.00      -  288.99                     1,026,390.42            0.59                  9
289.00      -  300.99                     2,828,686.05            1.63                 53
301.00      -  312.99                       103,513.60            0.06                  1
325.00      -  336.99                        63,582.55            0.04                  1
337.00      -  348.99                     2,242,056.77            1.29                 27
349.00      -  357.99                    47,142,359.56           27.22                446
358.00      -  358.99                    25,835,549.85           14.92                301
359.00      -  359.99                    53,951,655.40           31.15                629
360.00      -  360.00                    39,565,450.64           22.84                460
                                       ---------------          ------              -----

Total                                  $173,199,179.86          100.00%             1,940
                                       ===============          ======              =====


-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  23

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------



COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

MONTH OF NEXT RATE ADJUSTMENT             PRINCIPAL           PERCENT BY           NUMBER OF
FOR 6-MO. LIBOR LOANS                      BALANCE        PRINCIPAL BALANCE     MORTGAGE LOANS
-----------------------------           -----------       -----------------     --------------
July 2000                           $    123,305.56              0.07%                  2
August 2000                              597,191.25              0.35                   3
September 2000                           156,880.59              0.09                   2
October 2000                             122,601.27              0.07                   1
November 2000                            470,807.60              0.28                   6
December 2000                            246,119.99              0.14                   3
January 2001                             250,826.41              0.15                   4
February 2001                             38,931.29              0.02                   1
March 2001                                     0.00              0.00                   0
April 2001                                36,557.55              0.02                   1
May 2001                                  77,875.13              0.05                   1
June 2001                                 52,822.23              0.03                   1
July 2001                                 51,244.70              0.03                   1
August 2001                                    0.00              0.00                   0
September 2001                           144,741.45              0.08                   3
October 2001                           1,079,154.78              0.63                  10
November 2001                          1,200,888.31              0.70                  14
December 2001                          1,624,895.13              0.95                  17
January 2002                           4,158,467.56              2.44                  36
February 2002                          7,238,428.37              4.24                  73
March 2002                             7,304,564.49              4.28                  79
April 2002                            21,735,595.97             12.73                 251
May 2002                              41,621,166.90             24.37                 479
June 2002                             26,939,555.50             15.78                 327
July 2002                                 17,471.39              0.01                   1
August 2002                                    0.00              0.00                   0
September 2002                           298,104.35              0.17                   2
October 2002                                   0.00              0.00                   0
November 2002                            642,124.75              0.38                   7
December 2002                          2,549,682.85              1.49                  15
January 2003                           4,612,480.99              2.70                  42
February 2003                         10,606,798.92              6.21                  94
March 2003                             6,056,692.31              3.55                  64
April 2003                             4,577,223.22              2.68                  62
May 2003                              12,864,984.34              7.53                 164
June 2003                             13,265,420.14              7.77                 149
                                    ---------------            ------               -----

Total                               $170,763,605.29            100.00%              1,915
                                    ===============            ======               =====



-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  24

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

GROSS MARGIN                                               PERCENT BY            NUMBER OF
FOR 6-MO LIBOR LOANS              PRINCIPAL BALANCE     PRINCIPAL BALANCE     MORTGAGE LOANS
--------------------              -----------------     -----------------     --------------
3.250    -    3.499               $    228,348.44             0.13%                    2
3.500    -    3.749                     42,000.00             0.02                     1
3.750    -    3.999                     91,800.00             0.05                     1
4.000    -    4.249                    644,612.83             0.38                     4
4.250    -    4.499                  1,125,663.38             0.66                    11
4.500    -    4.749                  1,598,440.67             0.94                    17
4.750    -    4.999                  4,194,728.82             2.46                    38
5.000    -    5.249                  4,286,988.11             2.51                    50
5.250    -    5.499                  6,705,830.37             3.93                    71
5.500    -    5.749                 10,292,286.65             6.03                   103
5.750    -    5.999                 14,523,845.55             8.51                   145
6.000    -    6.249                 19,404,702.76            11.36                   188
6.250    -    6.499                 13,847,968.49             8.11                   158
6.500    -    6.749                 16,264,124.64             9.52                   189
6.750    -    6.999                 22,373,869.64            13.10                   246
7.000    -    7.249                 15,135,018.93             8.86                   189
7.250    -    7.499                  9,073,897.17             5.31                   113
7.500    -    7.749                  8,533,940.65             5.00                    96
7.750    -    7.999                  8,113,632.14             4.75                   108
8.000    -    8.249                  6,476,072.16             3.79                    80
8.250    -    8.499                  2,155,057.49             1.26                    26
8.500    -    8.749                  1,577,803.83             0.92                    18
8.750    -    8.999                  1,963,295.57             1.15                    31
9.000    -    9.249                  1,129,881.72             0.66                    13
9.250    -    9.499                    540,953.99             0.32                     8
9.500    -    9.749                    344,635.91             0.20                     6
9.750    -    9.999                     30,995.39             0.02                     1
10.250   -    10.499                    31,430.32             0.02                     1
10.500   -    10.749                    31,779.67             0.02                     1
                                  ---------------           ------                 -----

Total                             $170,763,605.29           100.00%                1,915
                                  ===============           ======                 =====


-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  25

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

MAXIMUM MORTGAGE RATES                                     PERCENT BY           NUMBER OF
FOR 6-MO. LIBOR LOANS               PRINCIPAL BALANCE   PRINCIPAL BALANCE     MORTGAGE LOANS
----------------------              -----------------   -----------------     --------------
13.250     - 13.499                $    100,428.00            0.06%                    1
13.500     - 13.749                     343,960.00            0.20                     1
14.000     - 14.249                     103,513.60            0.06                     1
14.250     - 14.499                     496,393.20            0.29                     4
14.500     - 14.749                     268,500.00            0.16                     2
14.750     - 14.999                   1,007,444.93            0.59                    13
15.000     - 15.249                   1,043,312.59            0.61                    11
15.250     - 15.499                   2,184,824.47            1.28                    24
15.500     - 15.749                   5,394,845.75            3.16                    35
15.750     - 15.999                   7,034,357.53            4.12                    64
16.000     - 16.249                   6,459,264.96            3.78                    68
16.250     - 16.499                   8,155,455.35            4.78                    78
16.500     - 16.749                  10,680,722.39            6.25                   115
16.750     - 16.999                  18,632,911.39           10.91                   186
17.000     - 17.249                   9,627,882.53            5.64                   115
17.250     - 17.499                  13,175,117.62            7.72                   133
17.500     - 17.749                  13,455,384.60            7.88                   147
17.750     - 17.999                  13,790,097.83            8.08                   154
18.000     - 18.249                   8,505,616.45            4.98                   108
18.250     - 18.499                  10,016,256.60            5.87                   135
18.500     - 18.749                  11,684,968.12            6.84                   149
18.750     - 18.999                  12,125,185.37            7.10                   153
19.000     - 19.249                   6,169,295.97            3.61                    80
19.250     - 19.499                   2,392,565.64            1.40                    29
19.500     - 19.749                   2,707,308.14            1.59                    36
19.750     - 19.999                   2,544,710.83            1.49                    35
20.000     - 20.249                   1,469,430.75            0.86                    18
20.250     - 20.499                     609,686.46            0.36                     9
20.500     - 20.749                     489,958.84            0.29                     8
20.750     - 20.999                      62,425.71            0.04                     2
22.250     - 22.499                      31,779.67            0.02                     1
                                   ---------------          ------                 -----

Total                              $170,763,605.29          100.00%                1,915
                                   ===============          ======                 =====



-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  26

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

MINIMUM MORTGAGE RATES                                     PERCENT BY           NUMBER OF
FOR 6-MO. LIBOR LOANS               PRINCIPAL BALANCE   PRINCIPAL BALANCE     MORTGAGE LOANS
----------------------              -----------------   -----------------     --------------
6.250      -    6.499              $    100,428.00          0.06%                     1
6.500      -    6.749                   343,960.00           0.20                     1
6.750      -    6.999                   204,974.48           0.12                     2
7.000      -    7.249                   151,496.06           0.09                     1
7.250      -    7.499                   643,355.64           0.38                     6
7.500      -    7.749                 1,288,705.71           0.75                     8
7.750      -    7.999                 2,902,674.14           1.70                    23
8.000      -    8.249                 1,695,098.98           0.99                    18
8.250      -    8.499                 3,024,396.37           1.77                    28
8.500      -    8.749                 6,090,053.01           3.57                    42
8.750      -    8.999                 8,973,768.04           5.26                    88
9.000      -    9.249                 6,795,435.13           3.98                    70
9.250      -    9.499                 9,470,724.31           5.55                    91
9.500      -    9.749                10,751,423.03           6.30                   120
9.750      -    9.999                17,957,695.74          10.52                   180
10.000     -    10.249                9,711,096.73           5.69                   117
10.250     -    10.499               11,686,790.73           6.84                   124
10.500     -    10.749               12,792,406.35           7.49                   143
10.750     -    10.999               12,322,276.70           7.22                   140
11.000     -    11.249                8,026,013.95           4.70                   104
11.250     -    11.499                9,515,246.25           5.57                   130
11.500     -    11.749               10,920,052.07           6.39                   138
11.750     -    11.999               10,315,314.40           6.04                   138
12.000     -    12.249                5,580,110.29           3.27                    74
12.250     -    12.499                2,186,607.67           1.28                    25
12.500     -    12.749                2,265,932.44           1.33                    32
12.750     -    12.999                2,541,160.77           1.49                    35
13.000     -    13.249                1,419,065.71           0.83                    17
13.250     -    13.499                  503,178.37           0.29                     8
13.500     -    13.749                  489,958.84           0.29                     8
13.750     -    13.999                   62,425.71           0.04                     2
15.250     -    15.499                   31,779.67           0.02                     1
                                   ---------------         ------                 -----

Total                              $170,763,605.29         100.00%                1,915
                                   ===============         ======                 =====


-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  27

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

MONTH OF NEXT RATE ADJUSTMENT            PRINCIPAL           PERCENT BY           NUMBER OF
FOR 1-YR. CMT LOANS                        BALANCE        PRINCIPAL BALANCE     MORTGAGE LOANS
-----------------------------          -----------        -----------------     --------------
July 2000                            $  190,407.08             7.82%                 2
August 2000                             613,386.33            25.18                  6
September 2000                          605,390.74            24.86                  8
October 2000                                  0.00             0.00                  0
November 2000                                 0.00             0.00                  0
December 2000                                 0.00             0.00                  0
January 2001                                  0.00             0.00                  0
February 2001                                 0.00             0.00                  0
March 2001                                    0.00             0.00                  0
April 2001                               99,316.82             4.08                  1
May 2001                                180,805.16             7.42                  2
June 2001                               746,268.44            30.64                  6
                                     -------------           ------                 --

Total                                $2,435,574.57           100.00%                25
                                     -------------           ------                 --



GROSS MARGIN                                               PERCENT BY            NUMBER OF
FOR 1-YR. CMT LOANS               PRINCIPAL BALANCE     PRINCIPAL BALANCE     MORTGAGE LOANS
-------------------               -----------------     -----------------     --------------
2.750     -   2.999                 $1,346,390.60              55.28%                13
3.250     -   3.499                    116,241.75               4.77                  1
4.000     -   4.249                    850,651.60              34.93                 10
5.250     -   5.499                    122,290.62               5.02                  1
                                    -------------             ------                 --

Total                               $2,435,574.57             100.00%                25
                                    -------------             ------                 --


-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  28

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

MAXIMUM MORTGAGE RATES                                     PERCENT BY           NUMBER OF
FOR 1-YR. CMT LOANS                 PRINCIPAL BALANCE   PRINCIPAL BALANCE     MORTGAGE LOANS
----------------------              -----------------   -----------------     --------------
11.000     - 11.249                  $   99,316.82           4.08%                    1
11.500     - 11.749                     543,781.74           22.33                    5
12.000     - 12.249                     137,064.92            5.63                    1
12.250     - 12.499                     150,935.96            6.20                    1
12.500     - 12.749                     415,291.16           17.05                    5
12.750     - 12.999                     116,241.75            4.77                    1
13.750     - 13.999                     126,905.37            5.21                    2
14.250     - 14.499                     164,635.90            6.76                    2
14.500     - 14.749                     115,926.57            4.76                    1
14.750     - 14.999                     443,183.76           18.20                    5
16.000     - 16.249                     122,290.62            5.02                    1
                                     -------------          ------                   --

Total                                $2,435,574.57          100.00%                  25
                                     =============          ======                   ==




MINIMUM MORTGAGE RATES                                     PERCENT BY           NUMBER OF
FOR 1-YR. CMT LOANS                 PRINCIPAL BALANCE   PRINCIPAL BALANCE     MORTGAGE LOANS
----------------------              -----------------   -----------------     --------------
5.000      - 5.249                  $   99,316.82            4.08%                    1
5.500      - 5.749                     543,781.74            22.33                    5
6.000      - 6.249                     137,064.92             5.63                    1
6.250      - 6.499                     150,935.96             6.20                    1
6.500      - 6.749                     415,291.16            17.05                    5
6.750      - 6.999                     116,241.75             4.77                    1
7.750      - 7.999                     126,905.37             5.21                    2
8.250      - 8.499                     164,635.90             6.76                    2
8.500      - 8.749                     115,926.57             4.76                    1
8.750      - 8.999                     443,183.76            18.20                    5
10.000     - 10.249                    122,290.62             5.02                    1
                                    -------------           ------                   --

Total                               $2,435,574.57           100.00%                  25
                                    =============           ======                   ==


-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  29

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------


COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                           PERCENT BY          NUMBER OF
UNDERWRITING CLASS                PRINCIPAL BALANCE    PRINCIPAL BALANCE    MORTGAGE LOANS
------------------                -----------------    -----------------    --------------
95                                $  1,155,601.99             0.67%                10
AA                                  13,836,197.67             7.99                130
ANIV                                10,213,273.70             5.90                 80
I                                   48,300,207.84            27.89                500
II                                  28,870,093.31            16.67                343
IIB                                 22,954,036.59            13.25                293
III                                  6,681,238.69             3.86                 67
III-SE                               3,394,394.79             1.96                 30
IV                                  27,338,098.15            15.78                345
IVPI                                 2,072,200.97             1.19                 21
V                                    8,383,836.16             4.84                121
                                     ------------           ------              -----

Total                             $173,199,179.86           100.00%             1,940
                                  ===============           ======              =====



                            GROUP 2 (ADJUSTABLE RATE)

                                               PERCENT BY          NUMBER OF
PROPERTY TYPE        PRINCIPAL BALANCE     PRINCIPAL BALANCE     MORTGAGE LOANS
-------------        -----------------     -----------------     --------------
2-4 FAMILY             $ 21,458,507.28            12.39%                 194
CONDOMINIUM               4,559,641.78             2.63                   49
MANUFACTURED             16,700,943.11             9.64                  252
PUD                       4,387,045.51             2.54                   37
SINGLE FAMILY           126,093,042.18            72.80                1,408
                       ---------------           ------                -----

Total                  $173,199,179.86           100.00%               1,940
                       ===============           ======                =====

-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  30

                                   COMPUTATIONAL MATERIALS FOR AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH               ASSET-BACKED NOTES, SERIES 2000-2
-------------------------------------------------------------------------------

FOR ADDITIONAL INFORMATION PLEASE CALL:

ASSET BACKED SECURITIES GROUP
Ken Mulford                        (212) 449-0752
David Wu                           (212) 449-2610
Demetrios Tsipras                  (212) 449-9486
Vu Nguyen                          (212) 449-1955
Ryad Yousuf                        (212) 449-2365

MBS/ABS TRADING
(New York)
Vince Mora                         (212) 449-5320
Scott Soltas                       (212) 449-3659
Terrence Mack                      (212) 449-3659
Brian Kane                         (212) 449-3659
Laila Kollmorgen                   (212) 449-3659

ASSET BACKED RESEARCH
Dan Castro                         (212) 449-1663
Theresa O'Neill                    (212) 449-0514

-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill
Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the
final prospectus supplement.                                                  31